UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2009
SeaBright Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34204	56-2393241
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1501 4th Avenue, Suite 2600
Seattle, Washington 98101
(Address of Principal executive offices, including Zip Code)
206-269-8500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers’ Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 30, 2009, Robert P. Cuthbert, senior vice president, chief financial officer and assistant secretary of SeaBright Insurance Holdings, Inc. (the “Company”) delivered to the Company a written notice of resignation from all offices of the Company held by him, effective immediately. Mr. Cuthbert plans to return to New York to pursue other business interests.
     Pursuant to a Release and Settlement Agreement (the “Agreement”) between Mr. Cuthbert and SeaBright Insurance Company (“SeaBright”), SeaBright has agreed to pay Mr. Cuthbert his base salary through the effective date of the Agreement and will pay Mr. Cuthbert one year’s severance in an amount equal to his current annual base salary, payable from the effective date of the Agreement and continuing for twelve months thereafter in accordance with SeaBright’s existing payroll practices and subject to applicable withholding. SeaBright will also forgive Mr. Cuthbert’s obligation to repay the $162,500 sign on bonus paid to him on or about six months from the date of his employment. SeaBright will also reimburse Mr. Cuthbert for COBRA coverage for 12 months following his separation from SeaBright or such earlier time as he obtains other employment, and will pay reasonable relocation expenses and expenses incurred in connection with his current temporary housing.
     A copy of the Agreement is attached to this current report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.
     On the same day, the directors of the Company appointed Mr. Philip Romney, the Company’s Principal Accounting Officer, to serve as acting principal financial officer effective immediately until a replacement for Mr. Cuthbert can be found. The Company’s Board of Directors has initiated the search for a replacement chief financial officer.
     A copy of the press release dated June 30, 2009 announcing Mr. Cuthbert’s separation from the Company is attached to this current report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
The list of exhibits in the Exhibit Index to this report is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEABRIGHT INSURANCE HOLDINGS, INC.
By:	/s/ John G. Pasqualetto
John G. Pasqualetto
Chairman, President and Chief Executive Officer

Date: June 30, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	Release and Settlement Agreement, dated as of June 30, 2009, between Mr. Cuthbert and SeaBright Insurance Company.

99.1	Press Release dated June 30, 2009.